UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 16, 2004

                                 INFINITY, INC.
             (Exact name of registrant as specified in its charter)


                COLORADO                                 0-17204                           84-1070066
    (State or other jurisdiction of                    (Commission                      (I.R.S. Employer
     incorporation or organization)                   File Number)                   Identification Number)


        211 WEST 14TH STREET                                           66720
        CHANUTE, KANSAS                                              (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code: (620) 431-6200


                                    NO CHANGE
          (Former name or former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On August 16, 2004, Infinity, Inc. issued a press release reporting its second quarter 2004 financial results. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

      Also on August 16, 2004, Infinity, Inc. issued a press release providing an update of its operations. A copy of this press release is attached hereto as
Exhibit 99.2 and is incorporated by reference herein.

      The information in this Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall this information be deemed incorporated by reference in any registration statement, proxy statement, or other report filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless the Company specifically incorporates the information into such documents by reference.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  August 16, 2004

                                            INFINITY, INC.

                                            By: /s/ Jon D. Klugh
                                               ----------------------------
                                               Jon D. Klugh
                                               Chief Financial Officer



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

                                  EXHIBIT INDEX

EXHIBIT
  NO.         DESCRIPTION
--------------------------------------------------------------------------------
99.1 Press release of Infinity, Inc., dated August 16, 2004, reporting its second quarter 2004 financial results.

99.2 Press release of Infinity, Inc., dated August 16, 2004, providing an update of its operations.